Exhibit 99.2
                             Joint Filer Information
                             -----------------------


This Statement on Form 4 is filed by MatlinPatterson LLC, MatlinPatterson Global Opportunities Partners L.P., MatlinPatterson Global Opportunities Partners (Bermuda) L.P., MatlinPatterson Global Partners LLC, MatlinPatterson Global Advisers LLC, MatlinPatterson Asset Management LLC, David J. Matlin and Mark R. Patterson.

The principal business address of each of the Reporting Persons is 520 Madison Avenue, New York, NY 10022

Name of Designated Filer:  MatlinPatterson LLC

Issuer Name and Ticker Symbol: Polymer Group, Inc.  (POLGA.OB)

Date of Event Requiring Statement:   01/21/05




Date:  January 25, 2005          MATLINPATTERSON LLC

                                      By: /s/ MARK R. PATTERSON
                                          --------------------------------------
                                          Name:   Mark R. Patterson
                                          Title:  Member

Date:  January 25, 2005          MATLINPATTERSON ASSET MANAGEMENT LLC

                                      By: /s/ MARK R. PATTERSON
                                          --------------------------------------
                                          Name:   Mark R. Patterson
                                          Title:  Chairman


Date:  January 25, 2005          MATLINPATTERSON GLOBAL OPPORTUNITIES
                                 PARTNERS L.P.

                                      By:    MatlinPatterson Global Partners LLC
                                             as general partner

                                      By: /s/ MARK R. PATTERSON
                                          --------------------------------------
                                          Name:   Mark R. Patterson
                                          Title:  Director



Date:  January 25, 2005          MATLINPATTERSON GLOBAL OPPORTUNITIES
                                 PARTNERS (BERMUDA) L.P.

                                      By:    MatlinPatterson Global Partners LLC
                                             as general partner

                                      By: /s/ MARK R. PATTERSON
                                          --------------------------------------
                                          Name:   Mark R. Patterson
                                          Title:  Director

Date:  January 25, 2005          MATLINPATTERSON GLOBAL OPPORTUNITIES
                                 PARTNERS B L.P.

                                      By:    MatlinPatterson Global Partners LLC
                                             as general partner

                                      By: /s/ MARK R. PATTERSON
                                          --------------------------------------
                                          Name:   Mark R. Patterson
                                          Title:  Director

Date:  January 25, 2005          MATLINPATTERSON GLOBAL PARTNERS LLC

                                      By: /s/ MARK R. PATTERSON
                                          --------------------------------------
                                          Name:   Mark R. Patterson
                                          Title:  Director



Date:  January 25, 2005          MATLINPATTERSON GLOBAL ADVISERS LLC

                                      By: /s/ MARK R. PATTERSON
                                          --------------------------------------
                                          Name:   Mark R. Patterson
                                          Title:  Chairman


Date:  January 25, 2005          DAVID J. MATLIN

                                      By: /s/ DAVID J. MATLIN
                                          --------------------------------------
                                          Name:   David J. Matlin



Date:  January 25, 2005          MARK R. PATTERSON

                                      By: /s/ MARK R. PATTERSON
                                          --------------------------------------
                                          Name:   Mark R. Patterson